SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported): November 25, 1998

Lehman ABS Corporation (as depositor under the Pooling
And Servicing Agreement, dated as of July 1, 1998 relating to the Issuance of the BankBoston Home Equity Loan Asset-Backed
Certificates, Series 1998-1)


LEHMAN ABS CORPORATION
(Exact name of registrant as specified in its charter)


Delaware				333-39649				13-3447441
(State or Other Jurisdiction			(Commission				(IRS Employer
 of Incorporation)					File Number)				Identification No.)

Three World Financial Center
200 Vesey St
New York, New York									10285
(Address of Principal Executive Offices)							(Zip Code)

Registrant's telephone number, including area code:	(212) 526-7000

Item 5.	Other Events
A.   	Monthly Report Information:
             	See Exhibit No. 1

B.   	No delinquency in payment under the Insurance and
             	Reimbursement Agreement has occurred.

C.   	Have any deficiencies occurred?   NO.
              		Date:
                            	Amount:

D.	Were any amounts paid or are any amounts payable
             	under the Insurance and Reimbursement Agreement?	NO
Amount:

E.      	Are there any developments with respect to the
             	Insurance and Reimbursement Agreement?	NONE.

F.      	Item 1: Legal Proceedings:	NONE

G.      	Item 2: Changes in Securities: 	NONE

H.       	Item 4: Submission of Matters to a Vote of
             	Certificatholders:  NONE

I.      	Item 5: Other Information - Form 10-Q, Part II - Items
              	1,2,4,5 if applicable:	NOT APPLICABLE



Item 7. 	Monthly Statements and Exhibits

         Exhibit No.

                1.      Monthly Distribution Report dated November 25, 1998.

BANKBOSTON  HOME  EQUITY  LOAN  TRUST SERIES 1998-1
STATEMENT TO CERTIFICATEHOLDERS

Administrator:        Steve Husbands
The First National Bank of Chicago
153 W. 51st Street, 8th Floor
 New York, NY  10019

Distribution Date:                       25-Nov-98

DISTRIBUTION SUMMARY

Class                       A-1           A-2           A-3
Original Face Value   144,023,000.00 55,699,000.00 31,320,000.00
Beginning Balance     124,493,973.29 55,699,000.00 31,320,000.00
Principal Distribution  7,187,439.58          0.00          0.00
Pass-Through Rate            6.46000%      6.22000%      6.25000%
Interest Distributed      670,192.56    288,706.48    163,125.00
Interest C/O Shortfall          0.00          0.00          0.00
Total Distribution      7,857,632.14    288,706.48    163,125.00
Remaining Balance     117,306,533.71 55,699,000.00 31,320,000.00

Class                       A-4           A-5           A-6             R
Original Face Value    54,982,000.00 29,037,000.00 35,000,000.00           0.00
Beginning Balance      54,982,000.00 29,037,000.00 35,000,000.00           0.00
Principal Distribution          0.00          0.00          0.00           0.00
Pass-Through Rate            6.42000%      6.66000%      6.35000%       0.00000%
Interest Distributed      294,153.70    161,155.35    185,208.33           0.00
Interest C/O Shortfall          0.00          0.00          0.00           0.00
Total Distribution        294,153.70    161,155.35    185,208.33           0.00
Remaining Balance      54,982,000.00 29,037,000.00 35,000,000.00           0.00

Class                      TOTAL                       Class     CUSIP
Original Face Value   350,061,000.00                    A-1      06606WAA2
Beginning Balance     330,531,973.29                    A-2      06606WAB0
Principal Distribution  7,187,439.58                    A-3      06606WAC8
Interest Distributed    1,762,541.42                    A-4      06606WAD6
Interest C/O Shortfall          0.00                    A-5      06606WAE4
Total Distribution      8,949,981.00                    A-6      06606WAF1
Remaining Balance     323,344,533.71

AMOUNTS PER $1,000 UNIT
Class                                     A-1           A-2            A-3
Beginning Balance                       864.403417   1000.000000    1000.000000
Principal Distribution                   49.904804      0.000000       0.000000
Interest Distribution                     4.653372      5.183333       5.208333
Interest C/O Shortfall                    0.000000      0.000000       0.000000
Total Distribution                       54.558176      5.183333       5.208333
Remaining Balance                       814.498613   1000.000000    1000.000000

Class                                     A-4           A-5            A-6
Beginning Balance                      1000.000000   1000.000000    1000.000000
Principal Distribution                    0.000000      0.000000       0.000000
Interest Distribution                     5.350000      5.550000       5.291667
Interest C/O Shortfall                    0.000000      0.000000       0.000000
Total Distribution                        5.350000      5.550000       5.291667
Remaining Balance                      1000.000000   1000.000000    1000.000000

PRINCIPAL DISTRIBUTION BREAKDOWN
Total Principal          Scheduled
Distribution             Principal    Prepayments   Liquidations      Total
Class A-1                 433,676.62  5,815,573.64          0.00   7,187,439.58
Class A-2                       0.00          0.00          0.00           0.00
Class A-3                       0.00          0.00          0.00           0.00
Class A-4                       0.00          0.00          0.00           0.00
Class A-5                       0.00          0.00          0.00           0.00
Class A-6                       0.00          0.00          0.00           0.00



Statement to Certificateholders
Pooling and Servicing Agreement Dated July 1, 1998
(Pursuant to Section 5.03 )

SEC. 5.03 (i)
Available Funds for the related Distribution Date                  8,986,672.14
Insured Payment Amount for the related Distribution Date                   0.00
SEC. 5.03 (ii)
Previous Pool Principal Balance                                  332,627,215.69
SEC. 5.03 (iii)
Aggregate Principal Collections for the Due Period                 6,515,583.49
Aggregate Interest Collections during the Due Period               2,590,322.36
Total Collections Received during the Due Period                   9,105,905.85
SEC. 5.03 (iv)
Number and Principal Balances of Mortgage                 NUMBER      PRINCIPAL
Loans subject to Principal Prepayments                  OF LOANS        BALANCE
                                                              87   5,815,573.64

SEC. 5.03 (v)
The Amount of all Curtailments that were Received during the Due     266,333.23
SEC. 5.03 (vi)
Principal Portion of all Monthly Payments Received during the Due    433,676.62
SEC. 5.03 (vii)
Scheduled Interest Accrued during Due Period,net of Servicing Fee 2,471,088.65 SEC. 5.03 (viii)
Amounts Required to be Paid by the Seller : Repurchases and Substitutions
Pursuant to Section 2.02 : Repurchases for Document Deficiencies           0.00
Pursuant to Section 2.04 : Repurchases for Reps and Warranties             0.00
Pursuant to Section 2.06 : Substitutiom Adjustment Amount                  0.00
SEC. 5.03 (ix)
Amount of Monthly Advances                                           826,574.65
Amount of Compensating Interest                                            0.00
SEC. 5.03 (x)
Class A Principal Distribution Amount                                 See above
Class A Interest Distribution Amount                                  See above
SEC. 5.03 (xi)
Outstanding Class Interest Carryover Shortfall After Distribution     See above
SEC. 5.03 (xii)
Amount distributed to the Class R Certificateholders                       0.00
SEC. 5.03 (xiii)
Aggregate Class Principal Balance after Distribution                  See above
SEC. 5.03 (xiv)
The Weighted Average Remaining Term to Maturity                             212
The Weighted Average Loan Rate                                          9.44098%
SEC. 5.03 (xv)
The Servicing Fee to be Paid to the Master Servicer
Paid from Collection AThe Servicing Fee to be Paid to the Master     138,594.61
SEC. 5.03 (xv)
The Amounts to be Paid to the Certificate Insurer
Pursuant to Section 5.01(a)(iv) of the PSA                                 0.00






Pursuant to Section 5.01(a)(viii) of the PSA                               0.00
SEC. 5.03 (xvi)
Amount of all Payments or Reimbursements to the Master Servicer
Pursuant to Section 3.03 of the PSA                                        0.00
SEC. 5.03 (xvii)
Overcollateralization Amount as of beginning of period             2,095,242.40
Distributable  Excess Spread                                         671,856.09
Overcollateralization Amount after current distribution            2,767,098.49
Overcollateralization Target                                       5,776,014.63
SEC. 5.03 (xviii)
Number of Mortgage Loans at Beginning of Due Period                        4690
Number of Mortgage Loans at End of Due Period                              4603
SEC. 5.03 (xvix)
Pool Principal Balance as of the End of Due Period               326,111,632.20
SEC. 5.03 (xvx)
The Number and Aggregate Principal Balances of Mortgage Loans which are Delinquent (Delinquency Categories exclude Foreclosures, Bankruptcies,

                                     NUMBER OF         PRINCIPAL
                                     LOANS               BALANCE

                      30-59 Days                78  5,346,643.18
                      60-89 Days                22  1,421,747.94
                      90 or more                21  1,527,126.62
                      Foreclosure                8    666,246.17
                      REO                        0          0.00
                      Bankruptcy                43  3,093,984.41

SEC. 5.03 (xxi)
Unpaid Principal of all loans that became Liquidated Loans during          0.00
SEC. 5.03 (xxii)
Net Liquidation Proceeds Received during Due Period                        0.00
SEC. 5.03 (xxiii)
The Book Value of any REO                                                  0.00
SEC. 5.03 (xxiv)
Has  a Trigger Event occurred in the past?                       NO
Is there a Trigger Event as of the current Distribution Date?    NO
SEC. 5.03 (xxvi)
The Premium Amount                                                    35,028.00
SEC. 5.03 (xxvii)
Moody's Rating of the Long-Term Unsecured Debt
of the Seller (BankBoston, N.A.)                                 A1
Standard & Poor's Rating of the Long-Term Unsecured Debt
of the Seller (BankBoston, N.A.)                                 A

SEC. 5.03 (xxviii)
Cumulative Loan Losses as of such Distribution Date                        0.00
90 Day + Rolling Average as of such Distribution Date              2,839,079.35
Delinquency Percent                                                     0.81102%
SEC. 5.03 (xix)
Loans Purchased by Servicer
                                                      Current       Aggregate
                      Count                                 0.00           0.00
                      Aggregate Principal Balance           0.00           0.00


  					SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                        			LEHMAN ABS CORPORATION




             By
             Name: Martin P. Harding
             Title: Managing Director

Dated:          November 30, 1998